                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              VYREX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]
                                VYREX CORPORATION
                            2159 Avenida de la Playa
                               La Jolla, CA 92037
                                 (858) 454-4446



April 30, 2000

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders, which will be held on Monday, June 12th, 2000 at 10:00 a.m., at the offices of Vyrex Corporation, 2159 Avenida de la Playa, La Jolla, California 92037.

         The enclosed materials include a copy of our 1999 10-KSB, the Proxy Statement and a proxy card. After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy card in the prepaid envelope addressed to Chase/Mellon Stockholder Services, our agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR ATTEND THE ANNUAL MEETING IN PERSON.

         The Board of Directors and Management look forward to seeing you at the meeting.

                                           Sincerely yours,




                                           G. Dale Garlow
                                           President and Chief Executive Officer

                                VYREX CORPORATION

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2000

                               ------------------

         The Annual Meeting of Stockholders of Vyrex Corporation (the "Company") will be held at Vyrex Corporate Offices at 2159 Avenida de la Playa, La Jolla, California 92037 on Monday, June 12th, 2000 at 10:00 a.m., for the following purposes:

         1.       To elect three directors to the Board.

         2. To ratify the selection of J. H. Cohn LLP as the Company's independent auditors.

         3. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

         The Board of Directors has fixed the close of business on April 30, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary's office, 2159 Avenida de la Playa, La Jolla, California, 92037 for ten days prior to the meeting.

         IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.


                                           By order of the Board of Directors,




                                           G. Dale Garlow
                                           President and Chief Executive Officer


April 30,  2000

                                VYREX CORPORATION

                               ------------------

                                 PROXY STATEMENT

                               ------------------

GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Vyrex Corporation, a Nevada corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at Vyrex Corporate Office, 2159 Avenida de la Playa, La Jolla, California, 92037 at 10:00 a.m. on June 12, 2000, and any adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot or the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for director listed in this Proxy Statement and FOR the approval of
J. H. Cohn LLP as independent auditors described in the Notice of Annual Meeting and in this Proxy Statement. This Proxy Statement and the accompanying proxy and annual report are first being mailed to Stockholders on or about May 12, 2000.

RECORD DATE AND SHARES OUTSTANDING

         Stockholders of record at the close of business on April 30, 2000 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 7,542,867 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

         Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from the Company by contacting G. Dale Garlow at Vyrex Corporation, (858) 454-4446. To provide the Company sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by May 26, 2000.

QUORUM, ABSTENTION, BROKER NON-VOTES

         Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each matter. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the record date. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

VOTING

         Every stockholder voting at the election of directors may cumulate such stockholders votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no stockholder shall be entitled to cumulate votes unless the candidates name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's vote. There are no rights which will accrue to stockholders dissenting in any matter known to the Company to be raised at the Annual Meeting.

SOLICITATION

         The Company is soliciting the enclosed Proxy and the expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees or the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock.



                                    IMPORTANT

         PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                              ELECTION OF DIRECTORS

         The Company's articles of Incorporation provide for a classified Board of Directors designated as Class I, Class II and Class III. After the initial term of office of each class, each class shall have a term of three years. At each annual meeting of stockholders thereafter, directors of one class could be elected to succeed the directors of that class whose terms have expired, and each newly elected director will serve a three-year term. While the Company is a Nevada corporation, it is currently classified as a pseudo-foreign corporation under California law based on the number of outstanding securities held of record by persons with addresses in California and the nature of its property, payroll and sales. Therefore, certain provisions of the California General Corporation Law are applicable to the Company, including that it cannot have a classified board of directors until it either (i) is listed on the New York or American Stock Exchange or on the National Market System of the Nasdaq Stock Market and has 800 stockholders, or (ii) is no longer a pseudo-foreign corporation pursuant to California law.

         A board of three (3) directors is to be elected at the Annual Meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the three nominees named below, all of whom are presently directors of the Company. The three nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum. The term of office of each person elected to be a director will continue until the next annual meeting of stockholders, or until a successor has been elected and qualified.

         Each of the nominees has been nominated as a director by the Company's Board of Directors. In the event any of such nominees becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the balance of those named and such other nominees as the Board of Directors may select. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

         Set forth below is information regarding the nominees including their principal occupations at present and for the past five years, certain directorships held by each, their ages as of April 30, 2000, and the year in which each became a director of the Company.


                                     NAME AND PRINCIPAL OCCUPATION AT PRESENT                DIRECTOR
                                     AND FOR THE PAST FIVE YEARS; DIRECTORSHIPS              SINCE        AGE
                                     -------------------------------------------             --------     ----

Sheldon S. Hendler, Ph.D., M.D.      Chairman of the Board and Director of                     1991        63
                                     Scientific Affairs since 2000. Previous
                                     Chief Executive Officer of the Company
                                     through 1999. Dr. Hendler was a founder of
                                     the Company and has served as Chairman of
                                     the Board of Directors since its inception
                                     in 1991. Dr. Hendler has written books on
                                     human aging and has published widely in
                                     biochemistry, virology, immunology,
                                     nutrition and cancer. Dr. Hendler is an
                                     inventor on several patents. Dr. Hendler
                                     is Associate Clinical Professor of
                                     Medicine in the School of Medicine at the
                                     University of California, San Diego and an
                                     Attending Physician at Mercy Hospital and
                                     Medical Center in San Diego. He received
                                     his Ph.D. in Biochemistry from Columbia
                                     University and his M.D. from the
                                     University of California, San Diego.

G. Dale Garlow                       President and Chief Executive Officer. Mr.                2000        58
                                     Garlow has 35 years of experience in the
                                     pharmaceutical and biotech industry. He
                                     comes from Integra, LLC a company involved
                                     in the sales and marketing of
                                     pharmaceuticals, over-the-counter products,
                                     nutritionals, and medical devices. He
                                     currently serves on the Board of Directors
                                     of Nucleic Assays Corporation and DNA
                                     Technologies. Prior key executive positions
                                     include; President and CEO of FHC
                                     Corporation, President and CEO of
                                     Whiteworth/Towne Paulsen, and Regional
                                     Director of Administration and
                                     Distribution, The Upjohn Company.

Richard G. McKee, Jr.                Managing General Partner of Dynamic Value                 2000        43
                                     Partners, Ltd., a Florida investment
                                     partnership specializing in small-cap
                                     stocks. Previously he served as a director
                                     and portfolio manager at Fundamental
                                     Management Corporation in Miami, Florida
                                     and as Vice President of First




                                      -5-


                                      Equity Corporation of Florida, a regional investment banking firm.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED ABOVE.

         The Board of Directors held two meetings during the year ended December 31, 1999. Each of the directors except Gregory Gilbert attended all the meetings. The company does not currently maintain standing audit, nominating or compensation committees.

COMPENSATION OF DIRECTORS

         Outside directors of the Company receive $1,000 per Board meeting for their services as directors. Directors are reimbursed for their expenses for each meeting attended.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as of March 1, 2000 as to shares of Common Stock beneficially owned by (i) each of the Company's directors and nominees for director, (ii) the Company's executive officers named in the Summary Compensation Table set forth herein, (iii) the Company's directors and executive officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Company. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished to or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such options or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.


    NAME AND ADDRESS OF                                          NUMBER OF                  PERCENT
     BENEFICIAL OWNER                                             SHARES                    OF CLASS
  --------------------------                                    -------------              --------

Sheldon S. Hendler, Ph.D., M.D. (1)                               3,101,503                  41.1%
8575 La Jolla Shores Drive
La Jolla, CA 92037

Biophile USA                                                        500,000                   6.6%
8776 Killdee, Suite 100
Orangevale, CA 95662

Carl M. Lewis, Esq. (1)(3)                                          303,333                   4.0%

Martin Malk (2)(3)                                                  116,666                   1.55%

Gregory F. Gilbert, Esq. (2)(3)                                      50,521                    .66%

Dennis J. Carlo, Ph.D. (2)(3)                                        50,521                    .66%

Nolan E. Penn, Ph.D. (2)(3)                                          50,521                    .66%


                                      -6-



Joyce M. Hendler, Ph.D. (3)(4)                                        1,500                    .02%

Richard G. McKee, Jr. (5)(6)                                        125,899                    1.7%

Directors and Executive Officers as a Group (8) persons)          3,800,464                  50.38%



1.   Includes options to purchase 53,333 shares of common stock.

2. Consists solely of options to purchase common stock all of which are exercisable.

3.   Address of beneficial owner is 2159 Avenida de la Playa, La Jolla, CA 92037

4. Excludes 3,048,170 shares owned by Sheldon S. Hendler and to which she disclaims beneficial ownership.

5. Became a member of the Board of Directors January 11, 2000 to fill a vacancy.

6. Includes 10,000 shares beneficially owned by Wendy J. McKee and voting rights of 75,973 shares controlled by Dynamic Value Partners, Ltd..

7.   Includes options to purchase 70,833 shares of common stock.

There are no arrangements known to the Company which may result in a change of control.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation for services to the Company in all capacities for the fiscal year ended December 31, 1999, by those persons who were, respectively, at December 31, 1999 the Company's Chief Executive Officer and the other two most highly compensated executive officers of the Company whose total annual salary and bonus for fiscal year 1999 exceeded $100,000 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE



                                                                                             LONG-TERM
                                                    ANNUAL COMPENSATION                         COMP.
                                     -------------------------------------------------         AWARDS
                                                                                           -----------------

                                                                OTHER       RESTRICTED      SECURITIES
                                                               ANNUAL         STOCK         UNDERLYING      LTIP     ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR     SALARY ($)  BONUS ($)     COMP.         AWARDS         OPTIONS         (#)
---------------------------  ----     ----------  ---------     -----         ------       -------------------------------------
PAYOUTS                      COMP.
--------                     -----

Sheldon S Hendler            1999    $226,013(3)                  --            --             --           --           --
Chairman and                 1998    $235,529     $50,562         --            --             --           --
Chief Executive Officer      1997    $206,303     $51,250         --            --             --           --         $2,359(1)

Carl M. Lewis                1999    $160,178(3)
  Executive Vice President   1998    $165,815     $35,834
  and General Counsel        1997    $143,764     $33,750

Martin Malk                  1999    $60,462(3)       --          --            --             --           --           --
  Chief Financial Officer    1998    $67,441(2)



(1) Consists of amounts contributed to the individual's 401(k) plan by the Company.
(2)  Consists of salary from July 14th 1998, commencement date of employment.
(3)  Consists of deferred pay. All deferred pay was forgiven January 11th 2000.

PENSION AND LONG-TERM INCENTIVE PLANS

         The Company has no pension or long-term incentive plans.

                                  STOCK OPTIONS

         The following tables summarize option grants to and exercises by the Company's Chief Executive Officer and the Named Officers during fiscal 1999. The Company does not grant Stock Appreciation Rights.

                        OPTION GRANTS IN FISCAL YEAR 1999

                                                                   INDIVIDUAL GRANTS
                          -----------------------------------------------------------------------------------------

                                    NUMBER OF                  % OF
                                   SECURITIES              TOTAL OPTIONS            EXERCISE
                                   UNDERLYING               GRANTED TO               OR BASE
                                     OPTIONS               EMPLOYEES IN               PRICE             EXPIRATION
  NAME                             GRANTED (#)              FISCAL YEAR               ($/SH)                DATE
-----------                       -------------           ----------------         -------------       -------------

Sheldon S. Hendler.............    50,000(1)                  33.33%                    $0.56             4/25/2009
     Chief Executive Officer

Carl M. Lewis..................    50,000(1)                  33.33%                    $0.56             4/25/2009
     Executive Vice President
     and General Counsel

Martin Malk....................    50,000(1)                  33.33%                    $0.56             4/25/2009
     Chief Financial Officer


(1) Options vest 1/48 per month over 48 months, with 3/48 vesting after the first 90 day period of employment. The exercise price is based on the fair market value on the date the options were granted.


              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

The following table sets forth information concerning exercise of options and the fiscal year end option values during the fiscal year 1999, with respect to the Company's Chief Executive Officer and each of the named officers.



                                         VALUE
                                        REALIZED
                                        MARKET
                                        PRICE AT         NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                        EXERCISE        OPTIONS/SAR'S AT FISCAL        IN-THE-MONEY OPTIONS/SAR'S
                          SHARES         LESS                 YEAR-END (#)                AT FISCAL YEAR-END ($)
                        ACQUIRED ON     EXERCISE     -----------------------------    ----------------------------
     NAME               EXERCISE (#)    PRICE ($)    EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
    ------              ------------    ---------    -----------     -------------    -----------   -------------
Sheldon Hendler              0             0            53,333           76,667            0               0
Carl Lewis                   0             0            53,333           76,667            0               0
Martin Malk                  0             0            70,833          179,167            0               0


EMPLOYMENT AGREEMENTS

         Dr. Sheldon Hendler, the Company's Chairman and CEO entered into a one year employment agreement on October 1, 1995. The agreement automatically renews on the anniversary date for an additional year unless previously terminated by the Company. Dr. Hendler's salary under the agreement is set by the Board of Directors and is currently $226,013 per year. The Company has the right to terminate Dr. Hendler's employment agreement for cause or as a result of death or permanent disability. In certain events relating primarily to a merger or reorganization and similar changes in the nature of the Company, Dr. Hendler is entitled to continue his employment or voluntarily terminate the agreement and receive a severance payment of 2.99 times his annual salary and fringe benefits during the five years preceding the date of termination. Dr. Hendler has agreed to forgo salary compensation in order to maintain current funds for Marketing and Reseach and Development.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In January of 2000 the Board was reconstituted and is now comprised of Sheldon S. Hendler Ph.D., M.D., as Chairman, and G. Dale Garlow and Richard G. McKee, Jr. as directors.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. All of the filing requirements were satisfied in 1999. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Commission.


                                   PROPOSAL 2

                      RATIFICATION OF INDEPENDENT AUDITORS

         Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of J. H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 31, 2000, subject to ratification by the stockholders. Representatives of J. H. Cohn LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

         On April 27, 1999, Vyrex Corporation filed Form 8-K reporting a change in its independent auditors. On April 29, 1999, Ernst & Young LLP wrote to the Securities and Exchange Commission taking exception to the description of their resignation and the Company's description of the opinions given over the past two (2) years.

         On April 21, 1999, Ernst & Young LLP resigned as independent auditors of Vyrex Corporation. On April 22, 1999, Vyrex Corporation engaged J. H. Cohn LLP to succeed Ernst & Young LLP as independent auditors.

         Ernst & Young's report on the financial statements for the past two years, included in the financial statements filed with the Company's Form 10-KSB for the year ending December 31, 1998, includes limitations based on the assumption that the Company will continue as a going concern. Other than the uncertainty inherent in the going concern assumption, such financial statements did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles. The prior financial statement report of Ernst & Young, included in the financial statements filed with the Company's Form 10-KSB for the year ending December 31, 1997, did not contain any limitation based on the Company's ability to continue as a going concern.

         The board of directors of Vyrex Corporation approved the change in independent auditors.

         There were no disagreements between the Company and Ernst & Young LLP, within the two year period ended December 31, 1998, and the interim period of January 1, 1999 through April 21, 1999, on matters of accounting principles of practice, financial statement disclosure or auditing scope of procedure.


                              STOCKHOLDER PROPOSALS

         Under Regulation Section 240.14a-8 adopted pursuant to Section 14(a) of the securities Exchange Act of 1934, stockholders who intend to submit proposals at the 2001 Annual Meeting must submit such proposals to the Company no later than January 12, 2001 in order for them to be included in the Proxy Statement and the form of Proxy to be distributed by the Board in connection with that meeting. If the 2001 annual meeting is held on a date which is not within 30 days of June 12, then such proposals must be be submitted a reasonable time before the Company begins to print and mail its proxy materials If a stockholder wishes to have a proposal considered at the 2001 Annual Meeting but does not utilize the process set forth in Regulation Section 240.14a-8, a stockholder proposal is not timely unless delivered to or mailed to the Secretary of the Company and received at the executive office of the Company no later than March 28, 2001.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than March 30, 2000 in order to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.



                                  ANNUAL REPORT

         The Company's Annual Report which includes audited statements for the Company's fiscal year ended December 31, 1999, is being mailed with this Proxy Statement to stockholders of record on or about May 12, 2000. Any stockholder may request a copy of the Company's 1999 Form 10-KSB by writing to G. Dale Garlow, President and CEO, Vyrex Corporation, 2159 Avenida de la Playa, La Jolla, CA 92037.



                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

         Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.


                                             By order of the Board of Directors.




                                             G. Dale Garlow
                                             President and CEO

                                VYREX CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all other proxies previously given, hereby appoints Sheldon S. Hendler and Dale Garlow, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, all the shares of common stock of Vyrex Corporation held of record by the undersigned on April 30, 2000 at the Annual Meeting of Stockholders to be held on June 12, 2000 or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERTY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, PROXIES WILL VOTE ON THESE MATTERS AS THE PROXIES NAMED HEREIN MAY DETERMINE IN THEIR SOLE DISCRETION.

                (Continued and to be signed on the reverse side)



--------------------------------------------------------------------------------




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.                                            Please mark   / X /
                                                                                                           your vote as
                                                                                                           indicated in
                                                                                                           this example
1. ELECTION OF THREE DIRECTORS:             G. DALE GARLOW, SHELDON S. HENDLER, PH.D., M.D.,
                                            RICHARD G. MCKEE, JR.
FOR all nominees         WITHHOLD
listed (except as        AUTHORITY          (INSTRUCTION: To withhold authority to vote for any individual nominee,
indicated to the right   to vote for all                  write that nominee's name in the space provided below.)
                         nominees listed
   /    /                  /     /           ------------------------------------------------------------------------



2.  PROPOSAL TO RATIFY THE SELECTION OF J.H. COHN LLP AS        To transact such other business
    THE COMPANY'S INDEPENDENT AUDITORS OF THE COMPANY.          as may properly come before the
                                                                Annual Meeting.
    FOR         AGAINST      ABSTAIN
  /    /        /     /      /      /                                       Receipt of the Vyrex Corporation Proxy Statement
                                                                            10-KSB for the year ended December 31, 1999 is
                                                                            hereby acknowledged. Please vote my shares on the
                                                                            face of this proxy.

                                                                            When shares are held by joint tenants, both should
                                                                            sign. When signing as attorney, executor,
                                                                            administrator, trustee or guardian, please sign
                                                                            full title as such. If a corporation, please sign
                                                                            in full corporate name by President or other
                                                                            authorized officer. If a partnership, please sign
                                                                            in partnership name by authorized person.

Signature(s)________________Signature(s)________________Date_____________, 2000


         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.